UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 29, 2013

NATIONAL HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12629 (Commission File Number)	36-4128138 (I.R.S. Employer Identification No.)

120 Broadway, 27th Floor New York, NY 10271
(Address of principal executive offices) (zip code)

(212) 417-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant's Certifying Accountant

Effective January 1, 2013, Sherb & Co., LLP, ("Sherb"), the independent registered public accounting firm of National Holdings Corporation, combined its practice with RBSM LLP ("RBSM"). As a result of the combination and upon notice by Sherb to the Company, on January 29, 2013 Sherb was dismissed as the Company's independent registered public accounting firm and RBSM was engaged as the Company's independent registered public accounting firm.

The principal accountant's reports of Sherb on the financial statements of the Company as of and for the two years ended September 30, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The principal accountant's reports of Sherb on the financial statements of the Company for the years ended September 30, 2012 and 2011 contained an explanatory paragraph disclosing the uncertainty regarding the Company's ability to continue as a going concern.

During the two years ended September 30, 2012 and 2011 and through the date of this Current Report on Form 8-K, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Sherb's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended September 30, 2012 and through the date of this Current Report on Form 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended September 30, 2012 and 2011 and through the date of this Current Report on Form 8-K, the Company did not consult with RBSM with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sherb with a copy of the foregoing disclosure and requested Sherb to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated February 4, 2013, furnished by Sherb, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated February 4, 2013 from Sherb & Co., LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2013	NATIONAL HOLDINGS CORPORATION

By: /s/ Mark Klein
Mark Klein Chief Executive Officer and Co-Chairman

By: /s/ Alan B. Levin
Alan B. Levin
Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number

16.1	Letter dated February 4, 2013 from Sherb & Co., LLP to the Securities and Exchange Commission.